Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James W. Bernau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report of Willamette Valley Vineyards, Inc. on Form 10-Q for the quarterly period ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents in all material respects the financial condition and results of operations of Willamette Valley Vineyards, Inc.

Date: November 16, 2009
By:	/s/ James W. Bernau
Name:	James W. Bernau
Title:	Chief Executive Officer